UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2006

RPC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8726 (Commission File Number)	58-1550825 (IRS Employer Identification No.)

2170 Piedmont Road, NE, Atlanta, Georgia 30324
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 5, 2006, RPC, Inc. issued a press release titled “RPC, Inc. to Announce Third Quarter Financial Results during a Conference Call on October 25, 2006.” The press release announced that date that RPC, Inc. will release its third quarter 2006 financial results. This release also provided the related conference call information.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99 — Press Release dated October 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.

Date: October 5, 2006	/s/ BEN M. PALMER Ben M. Palmer Vice President, Chief Financial Officer and Treasurer